UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

J.E.M. CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-179130	46-0525801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5B, Prat Building, 13 Prat Avenue, TsimSha Tsui, Kowloon, HK
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code 852-27707297

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 5 - Corporate Governance and Management

Items 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

On May 16, 2019, the Company accepted the resignation from Xia MingJing as the Company’s Corporate Secretary. Effective on the same date to fill the vacancy created by Mr. Xia MingJing’s resignation, the Company appointed YinFook To “Tony”, as the Company’s Corporate Secretary. Mr. Xia MingJing’s resignation did not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company and he will continue in the capacity of Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors of the Company.

Biographical information for YinFook To “Tony”

YinFook To “Tony” Mr. To started working on the US capital markets in recent years and is currently in the process of founding a joint US/China financial innovation company.  He is experienced in management consulting, marketing, business development, operation and administration, having worked in Greater China for 18 years (lived in Hong Kong, Beijing, Shanghai, Shenzhen, Chongqing).  He has coached CEOs of American companies and worked with them on China market entry strategies and actual implementation.  Mr. To also worked on the past Beijing 2008 Olympics, got well-acquainted with major Chinese companies in China. Back in 2003, he was invited by a senior Olympic advisor to work as a consultant on the Beijing Olympic preparation with the Beijing government, the owners of the Olympic stadium, and the worldwide and local Chinese Olympic sponsors. Through his work on the Beijing Olympics, he developed high level China contacts that help him navigate the complex China network of people and policies in order to provide China market-entry services to western companies. He is a native of Nanjing China, grew up in Hong Kong and graduated from Brigham Young University-Hawaii. Mr. To served as Director/Head of Hong Kong Operation of World Organization of Governance and Competitiveness (WOGC) from 2017 to 2018, Vice President of Eastgate, Inc. from 2009 to 2017, and Project Manager of the Office of Senior Advisor of Beijing 2008 Olympics from 2003 to 2007. Mr. To currently serves as a member of the board of directors for International Leaders Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.E.M. CAPITAL, INC. (Registrant)
Date: May 17, 2019	By: /s/ Xia MingJing Xia MingJing Chief Executive Officer

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